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                                                       EXHIBIT 23.1



                        INDEPENDENT AUDITORS' CONSENT


The Board of Directors
AvTel Communications, Inc.:


     We consent to the use of our report included herein and to the references to our firm under the headings "Selected Consolidated Financial Data" and "Experts" in the prospectus.

                                                /s/ KPMG LLP


Dallas, Texas
August 20, 1999